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                                                                   EXHIBIT 23(c)




INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statements No. 333-55931 and 333-32831 on Form S-3, and Registration Statement No. 333-45999 on Form S-4, and Registration Statements No. 333-32831, 333-32833, 333-32835,
333-32837, 333-32839, 333-32841, 333-32843 and 333-45657 on Form S-8 of Texas
Utilities Company of our report dated February 24, 1998, appearing in the Annual Report on Form 10-K of Texas Utilities Company for the year ended December 31, 1997.



DELOITTE & TOUCHE LLP


Dallas, Texas
March 25, 1998